1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Barclays Americas Select Franchise Conference Tim Spence President May 10, 2022

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its sustainability targets, goals and commitments. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 26 through 28 of our 1Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. The information, statements and opinions set out in this presentation and accompanying discussion (“the Presentation”) are for informational and reference purposes only and do not constitute a public offer for the purposes of any applicable law or an offer to sell or solicitation of any offer to purchase ay securities or other financial instruments or any advice or recommendation in respect of such securities or other financial instruments.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

4 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved The Fifth Third value proposition A leading U.S. financial institution in a large and diverse market A fundamentally transformed bank from a decade ago, with a track record of financial excellence Strategically positioned to capitalize on macro trends and deliver strong-through-the-cycle organic growth and profitability Maintaining discipline deploying capital; bank acquisitions remain a lower priority 1 2 3 4

5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved One of the largest U.S. financial institutions across lending, deposits, investments, and payments Note: Data as of 1Q22, except AUM data where most recent available data was used; Rankings consist of commercial banks and exclude trust banks. 1Source: Company filings, 2Source: Nacha annual rankings of top 50 financial institutions, published April 5, 2022; defined as total ACH originators 1. JPMorgan Chase 3,955 1. JPMorgan Chase 1,073 1. JPMorgan Chase 2,561 1. JPMorgan Chase 658 1. Wells Fargo 7,725 2. Bank of America 3,238 2. Bank of America 993 2. Bank of America 2,072 2. Bank of America 412 2. JPMorgan Chase 5,135 3. Citigroup 2,394 3. Wells Fargo 912 3. Wells Fargo 1,481 3. Citigroup 175 3. Bank of America 2,893 4. Wells Fargo 1,940 4. Citigroup 668 4. Citigroup 1,334 4. Wells Fargo 174 4. Citigroup 1,253 5. U.S. Bank 587 5. U.S. Bank 319 5. U.S. Bank 462 5. PNC 155 5. Capital One 923 6. Truist 544 6. PNC 294 6. PNC 450 6. U.S. Bank 113 6. PNC 852 7. PNC 541 7. Truist 290 7. Truist 428 7. Truist 74 7. U.S. Bank 766 8. Capital One 434 8. Capital One 280 8. Capital One 313 8. Fifth Third 49 8. Fifth Third 609 9. Silicon Valley Bank 220 9. First Republic 141 9. Silicon Valley Bank 198 9. Key 48 9. BMO 409 10. Fifth Third 211 10. Citizens 131 10. Fifth Third 171 10. Regions 44 10. Regions 365 11. Citizens 192 11. Fifth Third 116 11. First Republic 162 11. Commerce Bank 41 11. Key 312 12. First Republic 187 12. Huntington 113 12. Citizens 159 12. BMO 36 12. First Premier 258 13. Key 181 13. Key 107 13. Key 149 13. M&T 33 13. Truist 210 14. Huntington 177 14. M&T 92 14. Huntington 147 14. Comerica 27 14. First National 201 15. Regions 164 15. Regions 89 15. Regions 141 15. Bank of Oklahoma 26 15. MetaBank 140 16. M&T 150 16. Silicon Valley Bank 69 16. M&T 126 16. Huntington 24 16. Silicon Valley Bank 138 17. Signature 122 17. First Citizens 66 17. Signature 109 17. City National 24 17. Credit One 138 18. First Citizens 109 18. Signature 65 18. First Citizens 92 18. First Horizon 22 18. Citizens 122 19. Zions 91 19. Zions 51 19. Zions 82 19. Synovus 18 19. MUFG Union Bank 119 20. Comerica 89 20. Comerica 50 20. Comerica 78 20. Frost Bank 16 20. The Bancorp Bank 116 Total Assets 1 ($B) Loans 1 ($B) Deposits 1 ($B) Assets Under Management 1 ($B) ACH Originations 2 ($B)

6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Commercial Banking 45% Credit, cash management, and other financial solutions to large and middle market business and government and professional customers $3.0B total revenue $66B loans $60B deposits A simple, diversified business portfolio Consumer Banking1 Wealth & Asset Management Revenue Contribution2 Business Offerings 45% 10% Key Business Metrics Provides a full range of wealth management services for individuals, companies and not-for-profit organizations $0.7B total revenue $4B loans $14B deposits Consumer depository and loan products, as well as products designed to meet the specific needs of small businesses, including cash management services $3.1B total revenue $46B loans $92B deposits Note: Income statement financial data is LTM 1Q22; balance sheet financial data is avg. basis as of 1Q22; 1Consumer banking consists of Branch Banking and Consumer Lending segments; 2As a % of segment revenue, which excludes Other Corporate; 3SNL Financial – 1Q22 Call Report of US Commercial Banks; 4Experian Auto Count US states originations for traditional banks in units for 2021; 52020 Resilience Award most resilient traditional finance institution for customer support efforts through the COVID-19 pandemic; 6Ranked 4 of 22 in the 2022 annual study of customer experience feedback by one of the nation’s leading consumer research studies; 72021 Global Private Banking Innovation Awards Select Market Share (U.S.), Data, and Rankings #9 C&I lending3 #8 commercial leasing3 3% international loans as a percent of total commercial #8 auto lending4 #1 COVID response5 Top quartile customer experience6 #6 bank in AUC3 #9 bank in AUM3 Global Private Bank winner7: client onboarding, trust services, and RM digital enablement NII / Fee Mix 53% / 47% 63% / 37% 15% / 85%

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Well-positioned in a large addressable market Regional footprint (branch count in white) Out of footprint corporate and middle market banking office Major FITB markets1 with a top 5 deposit share 1MSAs with $5BN+ in capped deposits (branch deposits capped at $250 million per June 2021 FDIC data); 2Source: BEA • #2 deposit ranking in Midwest MSAs, with ~10% more deposits per branch than any other bank • #6 location ranking in high-growth, key Southeast MSAs • Excluding money centers, Fifth Third had the largest increase of in-footprint deposits in 2021 • Over 16,000 commercial relationships (~12% market share in regional middle market: ~15% in Midwest, ~5% in SE) • Treasury Management relationships with 31 Fortune 100 companies Strong footprint and leading position London office If a standalone country, the GDP of Fifth Third’s retail footprint states would represent the world’s 3rd largest economy 2.0 2.1 2.9 3.1 3.2 4.2 4.9 6.2 17.7 23.0 Canada Italy France India United Kingdom Germany Japan Fifth Third Footprint China U.S.A 2021 nominal GDP ($ trillions)2 270 169 103 159 72 5 40 74 2 31 154 Toronto office Major FITB markets1 with a top 10 deposit share

A recognized ESG leader among peers

Recent actions

Aligned executive compensation to ESG topics
ESG Funding Modifier added to 2022 Variable Compensation Plan

Established sustainability office
Leading comprehensive environmental, social and governance strategy, which *includes the Bank's climate strategy and sustainable finance initiatives*

Acquisition of Dividend Finance
A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement

$20 minimum wage per hour
Effective July 2022, increase from $18 per hour since 2019

Lowest reliance on punitive consumer deposit fees
Among peer banks with significant consumer banking operations

Published 2nd TCFD report
Available on ir.53.com

Expanded operational sustainability goals
Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75%

$500MM green bond issuance
First US regional bank to issue green bond

Third-party recognitions

2022 World's Most Ethical Companies® – www.ethisphere.com – 3-Time Honoree

America's Most Responsible Companies 2022 – Newsweek – statista

The Best Employers for Diversity – Forbes 2022

Bloomberg Gender-Equality Index 2022

3BL Media – Responsible CEO of the Year – Community Impact 2021

#1 Rank for customer COVID Response
2021 Financial Health and Advice from a leading study

Human Rights Campaign – **Perfect 100% Score**
Human Rights Campaign Corporate Equality Index for seventh consecutive year

CDP – **A- Leadership Band**
2019, 2020 and 2021 CDP surveys

BankOn – **BankOn National Certification**
For Express Banking account

MSCI	S&P Global	ESG Risk Rating[2]	CSRHub	SSGA
ESG Rating	ESG Score Corporate Sustainability Assessment		ESG Ranking	R-Factor Score
Nov 2021 (last update)		April 2022	April 2022	Feb 2022
A	73rd percentile	Low Risk	88th percentile	Outperformer
Upgraded 3 notches	Top quartile among peers[1]	Top quartile among peers[1]	Top quartile among peers[1]	Top 10-30% among Commercial Banks

[1]*Peer group comprises of Fifth Third's board approved peers.* [2]From leading third-party ESG data provider.

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© Fifth Third Bancorp | All Rights Reserved

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 14% 12% 8% 14% 11% 27% 14% 1Q12 LTM Commercial banking Commercial deposit fees Consumer deposit fees W&AM Card & Processing Leasing Mortgage banking Other noninterest income 20% 15% 5% 19% 13% 9% 8% 12% 1Q22 LTM 1.64% 0.46% 1Q12 1Q22 14.8% 17.6% 1Q12 LTM 1Q22 LTM 61.6% 60.0% 1Q12 LTM 1Q22 LTM A significantly different bank from a decade ago $117 $211 1Q12 1Q22 Total Assets ($BN) Adjusted ROTCE1 Adjusted Efficiency1 1.29% 0.12% 1Q12 LTM 1Q22 LTM Net charge-off ratio Nonperforming loan ratio Fee Income Diversification 22% 28% 64% 56% 14% 16% 1Q12 1Q22 Branch Footprint Mix Improved from bottom (worst) quartile to top (best) quartile among peers across almost all key profitability and credit metrics 39% 47% 39% 32% 21% 21% 1Q12 1Q22 C&I Real estate (Resi; HE; CRE) Other Loan Mix Southeast Chicago Midwest (excl. Chicago) 11.4% 12.1% 61.2% 60.5% Reported ROE Reported Efficiency Totals may not foot due to rounding; 1Non-GAAP measure: see reconciliation on pages 43 and 44 of this presentation and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release.

A track record of delivering on our commitments

2016 long-term commitments	Select proof points	Select outcomes
1 Differentiating our brand and customer experience	• Momentum Banking • Enhanced mobile app and credit card offering ("Cash/Back") • Better client experience and enhanced innovative Treasury Management offerings (incl. Expert AP/AR) • Digital availability of core deposit products with best-in-class account opening process	✓ Consistent household growth in all markets ✓ Top quartile customer satisfaction and app store rating among peers ✓ **World's Most Ethical Company honoree (3x)** ✓ 2021 Responsible CEO of the Year
2 Optimizing the balance sheet	• Reduced Commercial loans and leases by $7BN due to risk/return profile • De-emphasized CRE • Exited businesses and focused on clients with resilient and diversified businesses • Hedging and investment portfolio management to provide long-term NIM protection	✓ Top quartile key credit metrics (NPA/NPL), with historically low charge-offs in FY21 ✓ Lowest concentration of CRE as percentage of total risk-based capital ✓ Cashflow hedge program protects NII in downrate scenario
3 Driving fee income growth	• Grew and diversified fee revenue to offset rate headwinds • Expanded fee-based capabilities to support commercial verticals through strategic partnerships and acquisitions • Emphasis on organic growth in capital markets fees supporting commercial verticals • Grew and diversified recurring Wealth & Asset Mgmt. fees	✓ 5% fee revenue CAGR since 2015, ending FY21 ✓ Adjusted fees as a % of total revenue has been above peer median for the past 5 years
4 Strategic expense management	• Branch network optimization • Completed several waves of staffing and vendor optimization • Lean process automation and re-engineering underway through 2022 • Ongoing business rationalization • Corporate real estate rationalization	✓ Achieved FY21 positive operating leverage ✓ Achieved $200MM savings in 2021; targeting $125MM savings in 2022 ✓ Top quartile FY21 efficiency ratio

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11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 6% 10% 10% 12% 14% 15% 18% 21% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 X Strategically positioned to win as firms strengthen supply chains, onshore production for the US market Major rail freight hub Leadership position in manufacturing lending Manufacturing loans outstanding as a % of total C&I loans; as of 4Q21 • Leader in lending to manufacturing and logistics companies throughout footprint • Manufacturing portfolio is well diversified across subsectors • Footprint includes several major commercial transportation hubs, including air and rail • Two international offices; uniquely positioned and deeply experienced in helping international companies with US operations since the 1990s Intel chip manufacturing ‘mega-site’ expected to be world’s largest Amazon Prime Air Hub opened late 2021 US’ busiest rail freight hub London office Toronto office “(Our) new manufacturing site in Ohio will support our future growth and advances our plan to create a more geographically balanced resilient supply chain.” - Intel CEO, 1/28/22 Midwest franchise overview EV or EV battery production plant online or planned by 2025 Ohio Kentucky Indiana Illinois Michigan West Virginia Cincinnati, Ohio region is less than a half-day car ride from 60% of the U.S. population Serves as “the central nerve of Amazon’s U.S. nationwide air cargo operations”.. and the “lynchpin to Amazon’s efforts to develop a comprehensive array of domestic delivery services across the United States.”

Expanding presence to take market share in high growth Southeast metro areas

Southeast franchise overview

$30BN deposits

$17BN loans

~8x
FITB SE household growth over total industry SE household growth[1]

#6 in FITB Southeast MSAs – locations[1]
#9 in Southeast states[1]



Key Southeast MSAs of focus
Represents a FITB Southeast retail market for 10+ years

Expected population growth[1] of key Southeast MSAs



Nashville, TN 6.1%
Orlando, FL 5.6%
Sarasota, FL 5.6%
Atlanta, GA 5.4%
Charleston, SC 5.1%
Jacksonville, FL 4.8%
Tampa, FL 4.8%
Raleigh-Durham, NC 4.7%
Charlotte, NC 4.5%
Miami, FL 4.0%
Greenville, SC 3.5%
US national average 3.2%

Repositioning branch network to gain share in high growth markets



Expected population growth[1]
4.9%
3.2%
Entire SE footprint
US average



2012
22%
14%
64%
2025E
~35%
~15%
~50%
Midwest ex. Chicago
Chicago
Southeast

Well-positioned for long-term growth

- ~95% of new branches since 2019 are "next-gen" design, providing differentiated customer experience
- Targeting 25 – 30 branch openings per year through FY25[2]
- Expect to have 8%+ location share in almost all regions by YE25[2]

[1]Data sourced from S&P Global Market Intelligence; expected population data is for the 2022-2027 period; US average and Southeast footprint based on weighted average population; [2]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release

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© Fifth Third Bancorp | All Rights Reserved

Growing households through digital product innovation

Key household growth highlights

- In 1Q22 every Fifth Third market experienced strong year-over-year growth, driven by the southeast: +7% (incl. +11% in North Carolina)
- Successfully growing primary bank accounts at an accelerated pace relative to overall household growth
  - #1 fastest growth in acquiring deposits from primary accounts[2]
  - #9 largest bank in debit spend volume

Track record of exceptional organic household growth

Year-over-year % change; 2019 and 2020 excludes the impact of MB Financial



6% including MB Financial
1.4%
2.5%
2.4%
3.4%
3.3%
2.8%
0.7%
U.S. average annual household growth (2017-2021)
2017
2018
2019
2020
2021
Mar-22

Fifth Third Momentum Banking

- Launched in 2021, Fifth Third's Momentum Banking consumer product suite is unparalleled among peers
- Offering combines the best of fintechs and traditional banks (Early Pay, Extra Time, MyAdvance, Free Overdraft Protection, Algorithmic Smart Savings, and more) all with no monthly fee, no minimum balance requirement, 50,000+ fee free ATMs and ~1,100 locations
- ~1.2M Fifth Third Momentum accounts (38% of all Fifth Third core checking accounts)
- **~78% of new customers are in the 'Young' or 'Working' stage** of life, with a median age of 37
- New customer median household income is $50-74K, with 18% earning $100K or more
- ~$10K average HH deposit balance

THE DIGITAL BANKER Digital CX Awards 2022

OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA

WINNER

FIFTH THIRD BANK

[1]Nilsen Report data, excludes community bank aggregator; [2]Nacha annual rankings of top 50 financial institutions data, published April 5, 2022; defined as growth in ACH (credit receive) transactions with ranking relative to board peers; excluding acquisitions.

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© Fifth Third Bancorp | All Rights Reserved

14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • ~9,500 TM clients; TM relationships with 31 of Fortune 100 companies • Fifth Third has a #2-8 market share rank for most TM products • ~1/3 of TM business consists of Managed Services, which continues to grow at a significant rate, including: • Managed Services ecosystem revenue has grown at ~12% CAGR since 2017 2.3% 2.5% 2.5% 2.7% 2.9% 3.0% 4.1% 4.4% 5.3% 5.8% 5.9% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 FITB Treasury management solutions delivering client insights, automation and efficiency through digitization 1Source: Regulatory data; Peer group is comprised of Fifth Third’s board approved peers’; 2Adjusted total revenue and adjusted fee income are Non-GAAP measures. See reconciliation disclosed on page 44 of this presentation Total deposit fees less consumer (OD, maintenance, and ATM fees) as a % of adjusted total revenue; 1Q22 LTM1,2 Highest percentage of other deposit fees highlight the strength of our Commercial Treasury Management businessFifth Third Treasury Management at a glance Key priorities • Continue investments in differentiated and digitally-enabled TM experience • Scale success in managed services • Accelerate growth in embedded payments • Introduce vertical versions of managed services 2017 2021 Managed Services Ecosystem Revenue

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved FinTech acquisition Provide accelerates SME growth Overview • Provide is the leading fintech in the healthcare practice finance segment • Digital capabilities delivers best-in-class experience and speed to close • 3+ year relationship with Fifth Third prior to acquisition in 2021 • Post-acquisition, added 5 additional products, expanded salesforce, entered Veterinary vertical • Significant success in deepening relationships with ~70% deposit penetration and ~45% TM penetration ✓ Forecasting $1.2 BN in 2022 loan origination volume2 ✓ Continue to expect through-the-cycle NCOs in the 0.25 to 0.30% range2 Provide expectations 1Source: IBISWorld; total addressable market is FY26 expected total debt outstanding by industry; 2Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures Dental Vision Veterinary ~$255BN Existing Markets ~$900BN Existing + Adjacent Markets Specialist Doctors Chiropractors Primary Care ~$1.5T Other Healthcare Providers All retail healthcare 2022E origination volume: ~$1.2B Total Addressable Market By total industry loans1 2014 2015 2016 2017 2018 2019 2020 2021 2022 Estimated $1.2B $690M

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved FinTech acquisition Dividend Finance provides an entry point to high growth consumer point-of-sale financing • Founded in 2013 and headquartered in San Francisco, Dividend Finance is a national tech-enabled point-of-sale finance provider assisting homeowners with the renewable energy transition (solar and home improvement loans) • Leading consumer solar project loan originator with a focus on prime and super-prime borrowers (750 FICO; ~$115K avg. HH income) • Dividend originated $1B loans in 2021; expect to originate ~$1.7B in 2022 Company overview Market share overview Core market opportunities: Solar Projected market growth: 13% CAGR2 Battery Projected market growth: 70% CAGR2 Energy-efficient home improvement Projected market growth: 6% CAGR2 HVAC Projected market growth: 6% CAGR2 Other home improvement Projected market growth: 5% CAGR2 Residential solar Home improvement Total market Lending market Dividend share1 ~8% Lending market Total market Dividend share1 ~1% Lending market Illustrative; 1Dividend share shown as a percentage of lending market; 2See forward-looking statements on page 2 of this presentation; Support for Solar projected market: Wood Mackenzie – US Residential Solar Finance Market Size 2020-2023E; Support for HVAC projected market: Technavio HVAC Market Projection 2021-2025E; Support for energy-efficient home improvement projected market (includes windows, doors, insulation, weatherization, siding, roofing, and exterior trim): Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021); Support for Other projected market: Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021; Support for Battery: Bloomberg Customer Sited Battery Storage 2020-2024E

Balance sheet management focused on long-term outperformance

1 Asset sensitive, with continued focus on hedging risks over the long-term	• Expect FY22 NII growth of 13 - 14% vs. FY21[1] • Expect 4Q22 NIM of ~3.25% (up ~70 bps from 4Q21)[1] • Added $6BN in receive fixed swaps in 2Q22; hedge portfolio now provides protection until beyond 1Q31 (see appendix for more information)
2 Prudent deployment of excess liquidity to generate long-term value	• Total liquidity sources of $112BN as of March 31, 2022 • Grew securities $13BN in 1Q22 after holding balances stable throughout pandemic • Increased the allocation to bullet/locked out structures in securities portfolio, now 64% of total securities
3 Disciplined credit underwriting and client selection	• De-emphasized CRE and highly monitored leveraged loans over past several years • Consumer portfolio focused on prime/superprime borrowers • Maintaining credit underwriting standards throughout bank

[1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release

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© Fifth Third Bancorp | All Rights Reserved

18 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion and on continually improving the digital experience Diversifying and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, paying a strong dividend and non-bank opportunities, and then share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

ESG priorities and metrics

Addressing climate change

~$7.3BN in lending and financing to renewable energy projects towards our $8BN goal by 2025[1]

53 due diligence reviews for sensitive sectors in compliance with E&S Policy

50% reduction in Scope 1 and 2 GHG emissions since 2014

100% Renewable Energy purchased since 2019

Achieved carbon neutrality in our operations since 2020

Promoting inclusion and diversity

$2.8BN accelerating racial equality, equity and inclusion initiative

40% board diversity[2]

59% women; 27% persons of color in workforce

>99% pay equity for women and minorities

$88MM Tier 1 diverse supplier spend, ~9% of net addressable spend (up from 7% in 2020)

Keeping the customer at the center

99% of banking centers remained open since the start of the pandemic

13MM customer outreach calls in 2021

3% consumer household growth

Low reliance on punitive consumer fees, with $16MM overdraft fees avoided with Extra Time®

2M+ mobile banking users

17% reduction in complaints since 2019

Demonstrating our commitment to employees

$20/hour minimum wage[3] with over 40% of workforce receiving mid-year compensation increase

Special COVID bonus awarded to 7,500+ eligible front-line employees during pandemic

Up to 7% 401(k) employer contribution with 84% participation

~765K hours of training (39 hours average / FTE)

Strengthening our communities

$180MM Neighborhood Investment Program in nine majority-Black communities

$1.2BN provided in community development lending and investment

$41MM in charitable donations to support communities

~3MM people educated through our LIFE programs[4]

~97K hours of community service and $6MM in employee giving

Fifth Third is committed to maintaining ESG leadership position

Data is for fiscal year 2021, unless otherwise noted; [1]1/1/2012-12/31/2021; [2]In terms of ethnicity or gender; [3]$20 per hour minimum wage is effective on July 4, 2022. For additional details, refer to press release; [4]Since 2004

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© Fifth Third Bancorp | All Rights Reserved

Dividend Finance acquisition is compelling on several dimensions

DIVIDEND

Strategic rationale	✓ Best-in-class lending experience to meet customers' evolving preferences ✓ Furthers Fifth Third's existing indirect consumer POS capabilities with a leading, proprietary tech-forward platform (full-service portal - easy application; project suitability checks; sales tools, etc.) ✓ Improves Fifth Third's loan portfolio granularity, geographic diversification, and balance between consumer and commercial ✓ Investing capital into a market expected to grow exponentially ✓ Expect synergies (not modeled) from Fifth Third commercial renewables, consumer mortgage and home equity customers, as well as offering directly to Fifth Third existing customers[1]
Financial rationale[1]	✓ Expect loan originations of $1.7B in 2022 (incl. $1B in 2H22) with a 10%+ CAGR through 2026 ✓ Expected loan yield of ~8% (WAL ~5 years) ✓ Life-of-loan: 3%+ ROA, 30%+ ROTCE, sub 20% efficiency ✓ 20%+ IRR significantly exceeding other capital deployment options (anticipate resuming share repurchases in 2H22) ✓ Transaction expected to deploy ~30 bps of CET1 capital
Sustainability	✓ Furthers ESG leadership among all U.S. regional banks ✓ Aligns with overall climate strategy supporting customers' transition to a more sustainable future ✓ Accelerates achieving $8B sustainable finance goal (actively assessing an expanded goal)

[1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release

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22 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Operational sustainability targets Original 2017-2022 target performance New 2030 targets Fifth Third has been carbon neutral in our operations1 since 2020 1For Fifth Third’s Scope 1, Scope 2 and business travel under Scope 3 emissions. Targets results have been independently verified with statements available in the Additional Disclosures section of ir.53.com/esg

23 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 18% 12% 11% 7% 7% 6% 5% 5% 4% 4% 3% 2% 2% 14% Metal Transportation equipment Chemical Food Machinery Computer & Electronic Plastics & Rubber Beverage & tobacco Paper Electrical equipment Furniture & related Nonmetallic mineral Wood Other Exposures by subsector Exposures by industry Diversified commercial loan portfolios C&I Manufacturing Leveraged Lending Shared National Credit Portfolio Exposures by industry Exposures by subsector Commercial Real Estate ~$12BN in balances Totals may not foot due to rounding; 1Highly monitored leverage lending definition: commitments > $5M and > 3x Senior debt; 4x total debt (with limited industry variations) 22% 16% 15% 9% 8% 8% 6% 5% 11% Manufacturing Accommodation & Food Communication & Information Entertainment & Recreation Wholesale Trade Business Services Fin Services & Ins Health Care Other <$3BN in balances1 ~$33BN in balances 17% 17% 8% 8%7% 7% 7% 6% 23% Fin Services & Ins Manufacturing Real Estate Business Services Communication & Information Wholesale Trade Retail Trade Mining Other 21% 15% 13%12% 12% 11% 8% 4% 3% Apartment Office Industrial Other Non-Income Producing Other Income producing Retail Hospitality Home Builder Other ~$16BN in balances

24 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $11 $16 $13 $11 $11 $11 $11 $11 $13 $14 $14 35% 52% 40% 35% 34% 32% 32% 31% 33% 36% 37% 0 2 4 6 8 10 12 14 16 18 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Apr. 22 Commercial utilization rate $27 $35 $28 $25 $24 $23 $24 $25 $28 $30 $31 36% 47% 38% 33% 32% 31% 31% 31% 33% 36% 37% 0 5 10 15 20 25 30 35 40 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Apr. 22 Commercial utilization rate $8 $9 $7 $6 $6 $5 $5 $6 $7 $7 $8 42% 47% 36% 33% 32% 32% 32% 32% 37% 39% 41% 0 1 2 3 4 5 6 7 8 9 10 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Apr. 22 Commercial utilization rate $8 $10 $8 $8 $7 $7 $8 $8 $9 $9 $10 34% 41% 35% 32% 30% 29% 30% 30% 31% 34% 35% 0 2 4 6 8 10 12 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Apr. 22 Commercial utilization rate Commercial revolver rates by portfolio Total Bancorp Regional middle market All other commercialIndustry verticals Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of creditOutstanding commercial revolving lines of credit ($s in billions) Revolver information shown above by coverage team

25 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2015 1Q22 Specialized industry verticals generate distinctive financial results and risk management Healthcare ~$4.1B Energy (incl. Renewables) ~$3.9B Entertainment, Lodging and Leisure ~$1.8B Retail ~$4.9B Technology Media Telecom ~$3.6B Financial Institutions ~$4.3B Commercial Real Estate ~$10.3B Unique value proposition • Strategic advisory for differentiated client experience • Industry specific expertise, insights and tailored solutions • Differentiated financial outcomes and enhanced financial risk management Superior financial performanceIndustry vertical execution strategy 2015 1Q22 Industry verticals Total fees2 NCO ratio2 0.09% 0.04% Commercial Portfolio ex. Verticals Industry Verticals Industry vertical expertise Asset Based Lending Debt Capital Markets Treasury ManagementFinancial Risk Mgmt. / Hedging M&A Advisory Leveraged Lending Equity Capital Markets $ in billions; loans outstanding as of 3/31/221 1Based on a management reporting basis; 2Fee growth and net-charge offs shown are for the last twelve months ended 1Q22 Period-end Loans Outstanding 1Q22 Traditional Lending & Leasing 5 bps lower

26 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Midwest ex. Chicago Southeast Chicago Expansion marketsTotal middle market 2020 2021 2022E Focused on growing middle market relationships to improve profitability with strong credit quality Go to market strategy • Strong local leadership and talent with market knowledge • One Bank service and delivery model • Focus on markets with significant growth potential (e.g., economically vibrant with more opportunities) • Community commitment • Dedicated credit teams • Southeast expansion within footprint • Expansion markets (e.g., Texas and California) • Enhanced client offering (full suite of capital markets capabilities, TM, and a renewed focus on secured lending) • Healthcare banking Adding value to clients and portfolio granularity where we have a track record of success Expect continued momentum in middle market business1 Middle market loan production +9% +7% +4% +12% +22% 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

27 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 56% 92% Financial Risk Management (FRM) Strategic Advisory & Investment Banking (incl. M&A) Expanding capital markets capabilities to create value for our clients Growing fees across the Capital Markets business Institutional Brokerage Debt Capital Markets (DCM) FY15 1Q22 LTM ~$440 ~$220 $ in millions Enhanced capabilities lead to improved fee growth and opportunities • Produced record capital markets revenue in FY 2021 • Fee growth reflects deliberate expansion of digital capabilities for FX, Debt Capital Markets capabilities, and Fixed Income Trading expansion • Expanded capabilities through strategic partnerships and acquisitions to support commercial verticals (incl. H2C and Coker) • Enhanced capital markets capabilities have resulted in consistent improvement in league table rankings in both high-yield and investment-grade bonds 2018 1Q22 Consistently improving economic outcomes in DCM businesses Loan Syndication Transactions 12% CAGR 45% CAGR 14% CAGR 1% CAGR 5% CAGR Arranger Other (incl. lead left) 2018 1Q22 Bond Underwriting Transactions 22% Bookrunner Other (incl. co-manager) 31%

28 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0.04% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 FITB Peer 2 Peer 1 56% 36% 8% Branch Banking Commercial Banking Wealth & Asset Management 92% 91% 91% 82% 75% 71% 72% 71% 70% 69% 70% 60% 70% 80% 90% 100% 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 Stable core deposit funded balance sheet • Excess deposits, as well as growth in stable & operational deposits since the pandemic, support lower betas than past cycles • ~$7BN of indexed deposits (~4% of total) 4Q19 1Q22 4Q19 1Q22 Retail stable deposits Operational deposits 38% 44% ~25% ~15% Prior Fed Cycle (+225 bps) Current Fed Cycle (-225 bps) +200 bps +125 bps F o re c a s t1 H is to ri c a l Loan-to-core deposits Interest-bearing deposit costs As of 1Q22 Segment deposits Average as of 1Q22 Relative to 0-25 bps range Fed funds 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

29 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $6 4Q29 $12 $12 $12 $12 $11 $11 $11 $7 $7 $6 $5 $5 $1 $1 $1 $5 $5 $6 $6 $6 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $14 $11 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Forward starting swaps Existing swaps ($3BN @ 2.25% 1-month LIBOR strike) Cash flow hedges continue to protect NIM1 EOP notional value of cash flow hedges ($ in billions) Cash flow hedges Actual Gross receive fixed rate of swaps: • 1Q22-4Q22: 2.35% • 1Q23-3Q23: 2.37% • 4Q23-1Q24: 2.34% • 2Q24: 2.35% • 3Q24-4Q24: 2.28% 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR. 2$3BN floors mature on 12/16/2024. Added $6BN of forward starting swaps in 2Q22; swap protection extends beyond 1Q31 ($6BN at weighted average receive fixed rate of 2.99%) 2 $5 3Q30 $1 4Q30

30 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0% 100% Fix | 0% Variable 80% Fix | 20% Variable Balance sheet positioning as of 3/31/22 Investment portfolio $26.0BN fixed 3 | $46.3BN variable 1,2 Commercial loans1,2,3 Consumer loans1 Long-term debt4 $36.2BN fixed | $6.7BN variable 1 $8.6BN fixed | $2.2BN variable4 • 1M based: 44%7, 12 • 3M based: 6%7, 12 • Prime & O/N based: 13%7,12 • Other based: 1%7,10, 12 • Weighted avg. life: 1.9 years1,3 • 1M based: 1%8,12 • 12M based: 2%8,12 • Prime: 13%8 • Other based: 0%8,12,13 • Weighted avg. life: 3.3 years1 • 1ML based: 11%9 • 3ML based: 9%9 • Weighted avg. life: 4.4 years C&I 32% Fix | 68% Variable Coml. mortgage 42% Fix | 58% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 94% Fix | 6% Variable Home equity 8% Fix | 92% Variable Senior debt 83% Fix | 17% Variable Sub debt 70% Fix | 30% Variable Auto securiz. proceeds 100% Fix | 0% VariableComl. construction 30% Fix | 70% Variable Credit card 33% Fix | 67% Variable Other 64% Fix | 36% Variable Other 86% Fix | 14% Variable • 64% allocation to bullet/ locked-out cash flow securities • AFS yield: 2.86%5 • Effective duration of 5.46 • Net unrealized pre-tax loss: $1.3BN • 99% AFS11 Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $15BN in cash flow hedges ($8BN in C&I receive-fixed swaps, $4BN in CRE receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML) and ~$2.0BN fair value hedges associated with long term debt (receive-fixed swaps) Includes $5BN non-agency CMBS (All super-senior, AAA-rated securities; 60% WA LTV, ~40% credit enhancement) 1Excludes HFS Loans & Leases; 2Fifth Third had $15B of commercial variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike, $8BN in C&I receive-fix swaps, and $4BN in CRE receive-fix swaps; 3Excludes ~$0.7BN in Small Business Administration Paycheck Protection Program (PPP) loans; 4Fifth Third had $705MM 3ML receive-fix swaps and $1.25BN 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; 5Yield of the 1Q22 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; 6Effective duration taxable and non-taxable available for sale portfolio; 7As a percent of total commercial, excluding PPP loans; 8As a percent of total consumer; 9As a percent of par; 10Includes 12M term, 6M term, and Fed Funds based loans; 11Excludes equity securities; 12Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves; 13Includes overnight term, 3M term, 6M term, 12M term and Fed Funds. 73% 15% 8% 4% 21% 55% 24% Auto/Indirect 100% Fix | 0% Variable 41% 40% 9% 6% 4%

Well positioned to benefit from higher rates

As of 3/31/2022

Estimated NII sensitivity profile and ALCO policy limits

	% Change in NII (FTE)		ALCO policy limit	
Change in interest rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**5.6%**	**13.6%**	**(4.0%)**	**(6.0%)**
+100 Ramp over 12 months	**3.5%**	**8.6%**	**NA**	**NA**
-25 Ramp over 3 Months	**(2.7%)**	**(4.0%)**	**(8.0%)**	**(12.0%)**

Estimated NII sensitivity with deposit beta changes

	Betas 25% higher		Betas 25% lower	
Change in interest rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**3.8%**	**9.6%**	**7.5%**	**17.6%**
+100 Ramp over 12 months	**2.7%**	**6.9%**	**4.2%**	**10.3%**
-25 Ramp over 3 Months	**(2.7%)**	**(4.0%)**	**(2.7%)**	**(4.0%)**

Estimated NII sensitivity with demand deposit balance changes

	% Change in NII (FTE)			
	$5BN balance decline		$5BN balance increase	
Change in interest rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**4.3%**	**11.3%**	**7.0%**	**15.9%**
+100 Ramp over 12 months	**2.6%**	**7.3%**	**4.3%**	**10.0%**
-25 Ramp over 3 Months	**(3.3%)**	**(4.6%)**	**(2.1%)**	**(3.4%)**

NII is asset sensitive in year 1 and year 2 to rising rates.

- As of March 31, 2022, 46% of HFI loans were variable rate net of existing hedges (64% of total commercial; 16% of total consumer)[1]
- Investment portfolio effective duration of 5.4[2]
- Short-term borrowings represent approximately 9% of total wholesale funding, or 1% of total funding
- Approximately $8.8 billion in non-core funding matures beyond one year

Interest rate sensitivity tables leverage the following deposit assumptions:

- FITB utilizes a dynamic beta model. These models are trained on multiple historical hike and cut cycles:
  - Weighted-average dynamic beta on interest-bearing deposit balances are approximately[3] :
    - 34% in the up 100 scenario
    - 39% in the up 200 scenario
    - 25% in the down 25 scenario
- No modeled re-pricing lag on deposits
- Utilizes forecasted balance sheet and additional ~$4.5BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios
- Weighted interest-bearing deposit floor of 3 bps

Note: Data as of 03/31/22; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies.

[1]Excludes ~$0.7BN in Small Business Administration Paycheck Protection Program (PPP) loans.

[2]Effective duration taxable and non-taxable available for sale portfolio.

[3]Re-pricing percentage or "beta" is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2.

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Strong capital and liquidity position

Regulatory capital position



10.9%
8.5%
7.2%
~30% more core capital than 3Q07 (pre-financial crisis)
12.9%
10.6%
9.3%
12.4%
9.3%
8.1%
Stress capital buffer minimum
3Q07
1Q22
DFAST 2020 Severely Adverse Scenario Minimum[1]
CET1[3]
Tier 1
Total Risk-Based

- Including ACL, loss absorbency is ~30% greater than 2007
- As a Category IV institution, regulatory capital ratios not subject to:
  - AOCI impacts
  - Mandatory SA-CCR adoption
  - GSIB surcharge
  - Countercyclical buffer (CCyB)
  - Advanced approach RWA
- Targeting 9.0% CET1[2]

Liquidity position

$ in billions; as of 3/31/2022

Liquidity Sources	
Fed Reserves	~$18
Unpledged Investment Securities	~$40
Available FHLB Borrowing Capacity	~$13
Current Fed Discount Window Availability	~$40
Total	~$112

- Loan-to-core deposit ratio of 68%
- ~$112 billion of available liquidity sources
- $4.9 billion in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~21 months

[1]DFAST: Dodd Frank Act Stress Test; DFAST 2022 results outstanding; [2]see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release;[3] 3Q07 CET1 represents Tier 1 Common Equity

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33 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Data Center Modernization Infrastructure Platforms Products & Capabilities Select tech partners Enterprise Data Optimization Network, Infrastructure and Application Resiliency TM Cash Management - Expert AR Mobile Modernization Capital Markets – Client Trade Digital Collections - Katabat Commercial – Digital Client Onboarding Select initiatives • Treasury management upgrades • Core Deposit and Wealth system modernization • ERP and financial system modernization • Cloud maturation • Data center modernization • Lean process automation Examples of mature technology upgrades and capabilities Mortgage Origination – Black Knight; Blend Momentum Banking Technology spend composition Run the Bank Advance the bank Protect the Bank ~35% ~15% ~50% Total technology-related expenses as a % of total adjusted expenses 11% 11% 12% 13% 13% 14% 14% 2015 2016 2017 2018 2019 2020 2021 excludes merger- related expenses Investing in technology to improve our resiliency and better serve our customers

34 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Average app store rating vs mobile banking satisfaction1,2 Top tier mobile satisfaction position among peers Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Trillionaires Peer 3 Peer 2 FITB Peer 1 650 660 670 680 690 700 710 720 3.75 4 4.25 4.5 4.75 5 Median is the intersect; 1Source: SensorTower.com lifetime average App Store and Goggle Play rating as of May 5, 2022; 2One of the nation’s leading consumer research 2022 annual studies; Trillionaires is an average of BAC, C, JPM, WFC Average app store rating M o b il e b a n k s a ti s fa c ti o n

35 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 1.1 1.4 1Q21 1Q22 2.7 2.9 1Q21 1Q22 +5% Year-over year growth Digital channel usage and engagement Active digital banking users Digital sales (includes deposits, card, & loans) +31% Year-over year growth 1Q21 1Q22 2x growth Millions Call center call volume Digital mortgage application volume 2.2 2.0 1Q21 1Q22 (8%) Year-over year decline 94% 97% 1Q21 1Q22 Millions 239 252 1Q21 1Q22 Digital banking log-ins +5% Year-over year growth Millions Zelle person-to-person payments $ in billions

Disciplined credit underwriting and client selection

Commercial

- C&I manufacturing portfolio diversified across many subsectors and geographies
- Lowest concentration of CRE as a percentage of total risk-based capital relative to peers; Portfolio managed in a centralized unit focused on large, national developers with sustainable business models
- Highly monitored leveraged lending portfolio balances <$3BN (~2% of total loans vs. ~8% in 2015)
- ~45% of ~$33BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction
- Criticized assets declined over 50% from COVID peak; C&I crit ratio lowest since 2Q19; SNC criticized ratio[1] more than 50% lower than U.S. banking industry

Consumer

- Prime and super prime focus; WA portfolio FICO of 765
- ~90% of total portfolio secured
- 18 bps year-over-year decline in 90 days past due as a % of loans
- Expect indirect auto and specialty originations of ~$8BN in 2022, while maintaining credit standards[2]

[1]Using February 2022 OCC SNC report results and defined as special mention and classified balances as a percent of total commitments; [2]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release

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37 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 36.2% 47.1% 37.6% 33.4% 31.8% 31.2% 31.3% 31.1% 33.4% 35.5% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $49.6 $48.8 $47.8 $49.6 $52.6 $49.1 $47.6 $47.8 $51.7 $53.9 $5.2 $4.8 $3.1 $1.8 $1.0$5.4 $3.7 $2.3 $1.3 $0.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q21 2Q21 3Q21 4Q21 1Q22 Commercial & industrial overview Portfolio loans Key statistics 1Q21 4Q21 1Q22 NCO ratio1 0.22% 0.11% 0.07% 30-89 Delinquencies 0.24% 0.14% 0.16% 90+ Delinquencies 0.02% 0.03% 0.02% Nonperforming Loans2 0.73% 0.54% 0.50% $ in billions Revolving Line Utilization Trend3 (2.5%) 0.4% 3.7% 10.7% 5.6% Period-end QoQ change excluding PPP Average QoQ change excluding PPP (1.9%) (1.0%) 1.7% 7.0% 7.8% Average – C&I ex. PPP Average – PPP Period-end – C&I ex. PPP Period-end – PPP $44.4 $43.7 $44.0 $43.9 $44.7 $45.5 $47.8 $50.4 $51.5 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3Total commercial portfolio line utilization $53.2

38 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-Owner Occupied 54% Owner Occupied 46% Multifamily 29% Home Builder 19% Office 10% Hospitality 9% Retail 5% Industrial 9% Other 19% $10.5 $10.5 $10.3 $10.2 $10.5$10.5 $10.3 $10.3 $10.3 $10.7 $6.0 $6.0 $5.7 $5.3 $5.4 $6.2 $5.9 $5.5 $5.2 $5.4 $16.7 $16.2 $15.8 $15.6 $16.1 $16.6 $16.5 $16.0 $15.6 $15.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 $11.0 1Q21 2Q21 3Q21 4Q21 1Q22 Commercial real estate overview Portfolio loans Key statistics 1Q21 4Q21 1Q22 NCO ratio1 (0.05%) (0.03%) 0.03% 30-89 Delinquencies 0.19% 0.03% 0.12% 90+ Delinquencies 0.05% 0.01% 0.01% Nonperforming Loans2 0.86% 0.35% 0.30% $ in billions 0.1% (0.4%) (2.8%) (2.9%) 2.0% Average QoQ change CRE Mortgage CRE Construction Property type 1.6% (2.8%) (2.8%) (1.3%) 3.6% Period-end QoQ change $10.5 $10.5 $10.5 $10.3 $10.3 $10.3 $10.2 $10.3 $10.5 $10.7 Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

39 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $15.8 $15.9 $16.2 $16.2 $16.5 $15.8 $16.1 $16.2 $16.4 $17.1 1Q21 2Q21 3Q21 4Q21 1Q22 1Q21 4Q21 1Q22 NCO ratio1 (0.01%) (0.06%) (0.02%) 30-89 Delinquencies 0.11% 0.12% 0.09% 90+ Delinquencies 0.46% 0.44% 0.08% Nonperforming Loans2 0.35% 0.20% 0.51% Weighted average FICO at origination3 759 765 767 Weighted average LTV at origination 73% 71% 70% Residential mortgage overview Portfolio loans $ in billions (1.3%) 0.5% 2.1% (0.2%) 1.9% Average QoQ change 4% 13% 15% 68% Key statistics Portfolio FICO score at origination3 750+720-749<660 660-719 (1.0%) 2.3% 0.2% 1.5% 4.6% Period-end QoQ change Average Period-end 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3FICO distributions at origination exclude certain acquired mortgage loans

40 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $5.0 $4.7 $4.4 $4.2 $4.0 $4.8 $4.5 $4.3 $4.1 $3.9 1Q21 2Q21 3Q21 4Q21 1Q22 2% 18% 16% 64% Home equity overview Portfolio loans Key statistics 1Q21 4Q21 1Q22 NCO ratio1 0.01% (0.18%) (0.07%) 30-89 Delinquencies 0.46% 0.61% 0.64% 90+ Delinquencies 0.02% 0.02% 0.03% Nonperforming Loans2 1.87% 1.89% 1.97% Weighted average FICO at origination3 761 763 764 Weighted average LTV at origination 70% 68% 68% $ in billions Portfolio FICO score at origination3 (5.8%) (6.7%) (5.7%) (5.2%) (4.1%) Average QoQ change (7.1%) (5.6%) (5.9%) (4.5%) (4.1%) Period-end QoQ change Average Period-end 750+720-749<660 660-719 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3FICO distributions at origination exclude certain acquired home equity loans

41 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $14.0 $14.7 $15.6 $16.3 $17.1 $14.3 $15.2 $16.0 $16.8 $17.4 1Q21 2Q21 3Q21 4Q21 1Q22 Indirect secured consumer overview Portfolio loans $ in billions 5.1% 5.4% 6.0% 4.8% 4.8% Average QoQ change 2% 22% 16% 60% 1Q21 4Q21 1Q22 NCO ratio1 0.25% 0.14% 0.17% 30-89 Delinquencies 0.54% 0.61% 0.62% 90+ Delinquencies 0.06% 0.05% 0.05% Nonperforming Loans2 0.37% 0.16% 0.13% Weighted average FICO at origination 762 766 768 Weighted average LTV at origination 90% 88% 88% Portfolio FICO score at origination3 750+720-749<660 660-719 91% 9% Auto Specialty Lending Includes primarily RV & Marine Portfolio mix Key statistics 5.0% 6.0% 5.3% 4.9% 3.8% Period-end QoQ change Average Period-end 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3Reflects a FICO band reclassification from 4Q21 of certain auto loans

42 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $1.9 $1.8 $1.7 $1.7 $1.7 $1.8 $1.8 $1.7 $1.8 $1.7 1Q21 2Q21 3Q21 4Q21 1Q22 Credit card overview Portfolio loans $ in billions (8.0%) (5.8%) (1.2%) (0.5%) (2.8%) Average QoQ change 5% 29% 20% 46% Key statistics 1Q21 4Q21 1Q22 NCO ratio1 5.50% 2.90% 3.13% 30-89 Delinquencies 0.99% 1.02% 1.01% 90+ Delinquencies 1.38% 0.85% 0.83% Nonperforming Loans2 1.66% 1.30% 1.36% Weighted average FICO at origination3 738 741 741 Portfolio FICO score at origination3 750+720-749<660 660-719 (9.8%) (0.9%) (2.7%) 1.3% (4.3%) Period-end QoQ change Average Period-End 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years

43 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Regulation G non-GAAP reconciliation 1Assumes 35% tax rate for LTM 1Q12 and 23% tax rate for LTM 1Q22 Fifth Third Bancorp and Subsidiaries For the Last Twelve Months Ended For the Last Twelve Months Ended $ in millions (unaudited) 1Q12 1Q22 Net income available to common shareholders (U.S. GAAP) (a) $1,427 2,459 Add: Intangible amortization, net of tax 13 35 Tangible net income available to common shareholders (b) 1,440 2,494 Average Bancorp shareholders' equity (U.S. GAAP) (c) 12,956 22,430 Less: Average preferred stock (d) (399) (2,116) Average goodwill (2,422) (4,429) Average intangible assets and other servicing rights (45) (146) Average tangible common equity (e) 10,091 15,739 Less: Average accumulated other comprehensive income ("AOCI") (445) (1,370) Average tangible common equity, excluding AOCI (f) 9,646 14,370 Adjustments (pre-tax items) Vantiv IPO gain (115) - Vantiv warrants & puts (88) - Non-income tax related assessment resolution (23) - Extinguishment (gains) / losses 3 - Severance expense 6 - Termination of certain borrowings and hedging transactions 28 - Litigation reserve changes 36 - Vantiv debt refinancing 36 - Valuation of Visa total return swap 94 84 Net business acquisition and disposition charges/(gain) - (60) Special COVID staffing bonus to front-line employees - 10 Fifth Third Foundation contribution - 15 Adjustments - after-tax 1 (g) (15) 38 Adjusted tangible net income available to common shareholders (h) [(b) + (g)] 1,425 2,532 Metrics: Return on average common equity (a) / [(c)+(d)] 11.4% 12.1% Return on average tangible common equity (b) / (e) 14.3% 15.8% Adjusted return on average tangible common equity (h) / (e) 14.1% 16.1% Adjusted return on average tangible common equity, excluding AOCI (h) / (f) 14.8% 17.6%

44 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Regulation G non-GAAP reconciliation Fifth Third Bancorp and Subsidiaries For the Last Twelve Months Ended For the Last Twelve Months Ended $ in millions (unaudited) 1Q12 1Q22 Net interest income (U.S. GAAP) (a) $3,576 $4,789 Add: Taxable equivalent adjustment 18 12 Net interest income (FTE) (b) 3,594 4,801 Noninterest income (U.S. GAAP) (c) 2,640 3,052 Vantiv IPO gain (115) - Vantiv debt refinancing 36 - Valuation of Visa total return swap 94 84 Net business acquisition and disposition charges/(gain) - (60) Adjusted noninterest income (d) 2,655 3,076 Add: Securities (gains)/losses (46) 24 Adjusted noninterest income, (excl. securities (gains)/losses) 2,609 3,100 Noninterest expense (U.S. GAAP) (e) 3,813 4,753 Vantiv warrants & puts 88 - Non-income tax related assessment resolution 23 - Extinguishment (gains) / losses (3) - Severance expense (6) - Termination of certain borrowings and hedging transactions (28) - Litigation reserve changes (36) - Special COVID staffing bonus to front-line employees - (10) Fifth Third Foundation contribution - (15) Adjusted noninterest expense (f) 3,851 4,728 Metrics: Efficiency ratio (FTE) (e) / [(b) + (c)] 61.2% 60.5% Adjusted efficiency ratio (f) / [[b) + (d)] 61.6% 60.0%